NATIONWIDE MUTUAL FUNDS

Supplement dated November 18, 2011
to the Prospectus dated March 1, 2011 (as revised September 28, 2011)

Nationwide Destination 2010 Fund Nationwide Destination 2015 Fund Nationwide Destination 2020 Fund Nationwide Destination 2025 Fund Nationwide Destination 2030 Fund Nationwide Destination 2035 Fund	Nationwide Destination 2040 Fund Nationwide Destination 2045 Fund Nationwide Destination 2050 Fund Nationwide Destination 2055 Fund Nationwide Retirement Income Fund

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the applicable Fund’s Prospectus.

Effective November 21, 2011, the information in each Prospectus is modified as follows:

1.           The hours of operation listed in “Investing with Nationwide Funds” under the heading “Contacting Nationwide Funds,” on the back cover page under the heading, “For Additional Information Contact:,” and in the Fund Summary for each Fund under the heading “Purchase and Sale of Fund Shares” have been revised as follows:

Representatives are available 9 a.m. to 8 p.m., Eastern Time, Monday through Friday at 800-848-0920.

2.           The regular mail and overnight mail addresses listed in “Investing with Nationwide Funds” under the heading, “Contacting Nationwide Funds,” on the back cover page under the heading, “For Additional Information Contact:,” and in the Fund Summary for each Fund under the heading “Purchase and Sale of Fund Shares” have been revised as follows:

By Regular Mail Nationwide Funds, P.O. Box 701, Milwaukee, WI 53201-0701

By Overnight Mail Nationwide Funds, 615 East Michigan Street, Third Floor, Milwaukee, WI 53202

3.           Investors may no longer use fax to contact Nationwide Funds or to request exchange or redemption transactions.  Reference to the telephone number for faxes that appears in “Investing with Nationwide Funds” under the heading, “Contacting Nationwide Funds“ is accordingly deleted.

4.            Nationwide Funds no longer will accept cashier’s checks as payment for purchases of Fund shares.  In addition, Nationwide Funds reserves the right to charge a fee with respect to any checks that are returned for insufficient funds.

5.           In the section "Investing with Nationwide Funds," the third sentence that appears under the heading "Reduction and Waiver of Class A Sales Charges" has been deleted and is replaced with the following:

The current value of shares is determined by multiplying the number of shares by their current public offering price.

6.           The following information is added to the section “Distributions and Taxes”:

Beginning with the 2012 calendar year, each Fund will be required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct a Fund to use a different calculation method.  Shareholders should carefully review the cost basis information provided by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Cost basis reporting is not required for certain shareholders, including shareholders investing in a Fund through a tax-advantaged retirement account.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE